	CONFORMED COPY



	AMENDED AND RESTATED CREDIT AGREEMENT
	(364-Day Agreement)


AMENDED AND RESTATED CREDIT AGREEMENT dated as of
November 25, 1997 amending and restating the 364-Day Credit Agreement dated as of February 28, 1995 and amended and restated as of November 26, 1996 (the "Agreement") among NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION (the "Borrower"), the several BANKS from time to time party thereto (the "Banks"), J.P. MORGAN SECURITIES INC. and THE
BANK OF NOVA SCOTIA, as Co-Syndication Agents (the "Co-Syndication
Agents"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").
	W I T N E S S E T H :
WHEREAS, the parties hereto wish to amend the Agreement to (i) extend the availability of the Commitments and (ii) increase or decrease the amount of the Commitment of certain Banks under the Agreement; and WHEREAS, the parties hereto wish to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.
Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby.
SECTION 2.  Amendment of Termination Date.  The definition of
"Termination Date" in Section 1.01 of the Agreement is amended by replacing the date "November 25, 1997" with the date "November 24, 1998".

SECTION 3. Amendments to Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with
Section 6, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on Schedule I hereto. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the

Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 2.13, 8.03 and 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.
SECTION 4. Representations and Warranties. The Borrower represents and warrants that as of the date hereof and after giving effect hereto:
(a) no Default has occurred and is continuing; and
(b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.
SECTION 5. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 6.  Counterparts; Effectiveness.  This Amendment and
Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective on the date that the Agent shall have received duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);
provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than November 25, 1997. The Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE
CORPORATION


By: /s/ Steven L. Lilly
Title: Sr. Vice President & Chief
	    Financial Officer

MORGAN GUARANTY TRUST
	COMPANY
OF NEW YORK


By: /s/ Sanjeanetta Harris
      Title: Vice President




THE BANK OF NOVA SCOTIA


By: /s/ J.R. Trimble
      Title: Senior Relationship Manager



ABN-AMRO BANK N.V.

By: /s/ Diane R. Maurice
      Title: Vice President


By: /s/ John M. Kinney
      Title: Assistant Vice President




BANCA CASSA DI RISPARMIO DI
	TORINO S.p.A.


By: /s/ Slade Carter, Jr.
      Title: Vice President


By: /s/ Robert P. De Santes
      Title: First Vice President
	    Head of Corporate Banking

BANCA MONTE DEI PASCHI SIENA,
       S.p.A.


By: /s/ Giulio Natalicchi
      Title: Senior Vice President &
	     General Manager


By: /s/ Brian R. Landy
      Title: Vice President




BANK AUSTRIA AG


By: /s/ J. Anthony Seay
      Title: Vice President


By: /s/ W. Scott Harwood
      Title: Assistant Vice President




BANK OF AMERICA NATIONAL TRUST
    AND SAVINGS ASSOCIATION


By: /s/ Richard J. Salmon
      Title: Vice President



BANK OF MONTREAL


By: /s/ John L. Smith
      Title: Director

BANK OF TOKYO-MITSUBISHI TRUST
	COMPANY


By: /s/ Catherine Moeser
      Title: Vice President



BANKERS TRUST COMPANY


By: /s/ Marcus M. Tarkington
      Title: Vice President



BANQUE NATIONALE DE PARIS

By: /s/ Veronique Marcus
      Title: Assistant Vice President


By: /s/ Phil Truesdale
      Title: Vice President



BAYERISCHE LANDESBANK
GIROZENTRALE


By: /s/ Wilfred Freudenberger
      Title: Executive Vice President


By: /s/ Scott Allison
      Title: First Vice President

COMMERZBANK AG, NEW YORK
       BRANCH


By: /s/ Robert J. Donohue
      Title: Vice President


By: /s/ Peter T. Doyle
      Title: Assistant Treasurer



CREDIT LYONNAIS NEW YORK
	BRANCH


By: /s/ Scott R. Chappelka
      Title: Vice President


CRESTAR  BANK


By: /s/ William F. Lindlaw
      Title: Vice President



DRESDNER BANK AG


By: /s/ Michael E. Terry
      Title: Assistant Vice President


By: /s/ Ulrich Kahlow
      Title: Vice President

FLEET NATIONAL BANK


By: /s/ Thomas L. Rose
      Title: Vice President


HARRIS TRUST AND SAVINGS BANK


By: /s/ Michael W. Lewis
      Title: Senior Vice President



KREDIETBANK N.V.


By: /s/ Robert Snauffer
      Title: Vice President


By: /s/ Raymond F. Murray
      Title: Vice President



MELLON BANK N.A.


By: /s/ Brad Miller
      Title: Assistant Vice President



NATIONAL WESTMINSTER BANK PLC
       New York Branch


By: /s/ Angela Bozorgmir
      Title: Vice President

NATIONAL WESTMINSTER BANK PLC
      Nassau Branch


By: /s/ Angela Bozorgmir
      Title: Vice President



NATIONSBANK, N.A.


By: /s/ Paula Z. Kramp
      Title: Vice President



NORDDEUTSCHE LANDESBANK
	GIROZENTRALE New York Branch
	and/or Cayman Island Branch


By: /s/ Stephen K. Hunter
      Title: Senior Vice President


By: /s/ Stephanie Finnen
      Title: Vice President



PNC BANK, NATIONAL ASSOCIATION


By: /s/ Thomas A. Majeski
      Title: Vice President

RABOBANK NEDERLAND


By: /s/ Mark L. Laponte
      Title: Vice President


By: /s/ Ian Reece
      Title: Senior Credit Officer



SIGNET BANK


By: /s/ Linwood White
      Title: Senior Vice President



SUNTRUST BANK, CENTRAL FLORIDA,
	NA


By: /s/ Janet P. Sammons
      Title: Vice President



THE ASAHI BANK, LTD.


By: /s/ Douglas E. Price
      Title: Senior Vice President



THE DAI-ICHI KANGYO BANK, LTD.


By: /s/ Stephanie R. Rogers
      Title: Vice President

THE FIRST NATIONAL BANK OF
      CHICAGO


By: /s/ Richard Waldman
      Title: Authorized Agent



THE FUJI BANK, LIMITED


By: /s/ Raymond Ventura
      Title: Vice President & Manager



THE INDUSTRIAL BANK OF JAPAN


By: /s/ John V. Veltri
      Title: Joint General Manager



THE LONG-TERM CREDIT BANK OF
JAPAN, LTD., NEW YORK BRANCH


By: /s/ Masanori Shoji
      Title: Deputy General Manager



THE NORINCHUKIN BANK


By: /s/ Takeshi Akimoto
      Title: General Manager

THE SAKURA BANK, LTD.


By: /s/ Yasumasa Kikuchi
      Title: Senior Vice President



THE SANWA BANK, LIMITED


By: /s/ William M. Plough
      Title: Vice President


By: /s/ Andrew N. Hammond
      Title: Vice President-Senior Manager
	     Credit



THE TOKAI BANK, LTD.


By: /s/ Kaoru Oda
      Title: Assistant General Manager



THE TORONTO-DOMINION BANK


By: /s/ Jorge A. Garcia
      Title: Manager Credit Admin.



THE TOYO TRUST AND BANKING
      COMPANY, LIMITED, NEW YORK
       BRANCH


By: /s/ Takashi Mikumo
      Title: Vice President

THE YASUDA TRUST & BANKING
      COMPANY LTD.


By: /s/ Rohn Laudenschlager
      Title: Senior Vice President



U.S. BANK NATIONAL ASSOCIATION
     d/b/a and f/k/a FIRST BANK NATIONAL
     ASSOCIATION and successor by merger
     to UNITED STATES NATIONAL BANK
      OF OREGON


By: /s/ Thomas W. Cherry
      Title: Vice President



UNION BANK OF CALIFORNIA, N.A.


By: /s/ Donald H. Rubin
      Title: Vice President

BANCO DI NAPOLI, S.p.A.


By: /s/ Vito Spada
      Title: Executive Vice President


By: /s/ Claude P. Mapes
      Title: First Vice President



COMERICA

By: /s/ Tamara J. Gurne
      Title: Account Officer




CREDIT AGRICOLE INDOSUEZ


By: /s/ Jean-Francois Grandchant des Raux
      Title: First Vice President


By: /s/ Cheryl A. Solometo
      Title: Vice President



FIRST HAWAIIAN BANK


By: /s/ Scott R. Nahme
      Title: Assistant Vice President

THE CHASE MANHATTAN BANK


By: /s/ Thomas L. Casey
      Title: Vice President







BANCO BILBAO VIZCAYA, S.A.


By: /s/ John Carreras
      Title: Vice President


By: /s/ Alex Lorca
      Title: Vice President





CIBC INC.


By: /s/ Neil Sobol
      Title: Executive Director
	  CIBC Oppenheimer Corp., as Agent





ROYAL BANK OF CANADA


By: /s/ Tom J. Oberaigner
      Title: Manager

UNION BANK OF SWITZERLAND,
NEW YORK BRANCH


By: /s/ Paul R. Morrison
      Title: Director


By: /s/ Andrew N. Taylor
      Title: Assistant Vice President

J.P.MORGAN SECURITIES INC., as
	Arranger and Co-Syndication Agent


By: /s/ Ann E. Darby
      Title: Vice President




THE BANK OF NOVA SCOTIA, as
Co-Syndication Agent


By: /s/ J.R. Trimble
      Title: Senior Relationship Manager




MORGAN GUARANTY TRUST
	COMPANY OF NEW YORK, as
	Administrative Agent


By: /s/ Sanjeanetta Harris
      Title: Vice President

Address:
60 Wall Street
New York, New York  10260
Attention:  Loan Department
Telex number:  420230

Schedule I

Bank

Commitment

MORGAN GUARANTY TRUST COMPANY OF NEW YORK

$     150,000,000

THE BANK OF NOVA SCOTIA

$     145,000,000

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

$     135,000,000

THE CHASE MANHATTAN BANK

$     135,000,000

THE FIRST NATIONAL BANK OF CHICAGO

$     135,000,000

NATIONSBANK, N.A.

$     135,000,000

ABN-AMRO BANK N.V.

$     90,000,000

CREDIT LYONNAIS NEW YORK BRANCH

$     90,000,000

THE TORONTO-DOMINION BANK

$     90,000,000

RABOBANK NEDERLAND

$     85,000,000

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

$     77,500,000

THE NORINCHUKIN BANK

$     62,500,000

COMERICA BANK

$     50,000,000

FLEET NATIONAL BANK

$     50,000,000

PNC BANK, NATIONAL ASSOCIATION

$     50,000,000

THE YASUDA TRUST & BANKING COMPANY LTD.

$     50,000,000

U.S. BANK NATIONAL ASSOCIATION d/b/a and f/k/a
FIRST BANK NATIONAL ASSOCIATION and
successor by merger to UNITED STATES NATIONAL
BANK OF OREGON

$     50,000,000

THE INDUSTRIAL BANK OF JAPAN

$     42,500,000

BANCA MONTE DEI PASCHI DI SIENA, S.p.A

$     40,000,000

DRESDNER BANK AG

$     37,500,000

NORDDEUTSCHE LANDESBANK GIROZENTRALE
New York Branch and/or Cayman Island Branch

$     37,500,000

CREDIT AGRICOLE INDOSUEZ

$     30,000,000

KREDIETBANK N.V.

$     30,000,000

THE FUJI BANK, LIMITED

$     30,000,000

BANCO DI NAPOLI, S.p.A

$     25,000,000

BANK AUSTRIA AG

$     25,000,000

BANQUE NATIONALE DE PARIS

$     25,000,000

BAYERISCHE LANDESBANK GIROZENTRALE

$     25,000,000

BANKERS TRUST COMPANY

$     25,000,000

CRESTAR BANK

$     25,000,000

HARRIS TRUST AND SAVINGS BANK

$     25,000,000

MELLON BANK N.A.

$     25,000,000

THE SAKURA BANK, LTD.

$     25,000,000

THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
NEW YORK BRANCH

$     25,000,000

THE TOKAI BANK, LTD.

$     25,000,000

COMMERZBANK AG, NEW YORK BRANCH

$     22,500,000

NATIONAL WESTMINSTER BANK PLC New York
Branch and Nassau Branch

$     22,500,000

THE ASAHI BANK, LTD.

$     20,000,000

THE DAI-ICHI KANGYO BANK, LTD.

$     20,000,000

SUNTRUST BANK, CENTRAL FLORIDA, NA

$     17,500,000

THE TOYO TRUST AND BANKING COMPANY, LIMITED, NEW YORK BRANCH

$     15,000,000

BANK OF MONTREAL

$     12,500,000

FIRST HAWAIIAN BANK

$     12,500,000

SIGNET BANK

$     12,500,000

THE SANWA BANK, LIMITED

$    12,500,000

UNION BANK OF CALIFORNIA, N.A.

$    12,500,000

BANCA CASSA DI RISPARMIO DI TORINO S.p.A.

	    0

BANCO BILBAO VIZCAYA, S.A.

	    0

CIBC INC.

	    0

ROYAL BANK OF CANADA

	    0

UNION BANK OF SWITZERLAND, NEW YORK BRANCH

	    0

Total Commitments

$2,282,500,000

	CONFORMED COPY


	COUNTERPART AND AMENDMENT

COUNTERPART AND AMENDMENT dated as of
November 25, 1997 (this "Counterpart") to the Credit Agreement referred to below is made by each of the undersigned (each an "Increasing Bank"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.
	W I T N E S S E T H :
WHEREAS, NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION (the "Borrower"), the several banks from time to time party thereto as Banks (the "Banks"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent, have entered into a Credit Agreement dated as of February 28, 1995 and amended and restated as of November 26, 1996 (as in effect on the date hereof, the "Five-Year Credit Agreement"); and WHEREAS, pursuant to Section 2.16(x) of the Credit
Agreement, the Company has the right, upon at least 45 days' prior notice to the Agent and subject to the terms and conditions set forth therein, to increase the aggregate amount of the Commitments by increasing the Commitment of one or more Banks under the Credit Agreement;
WHEREAS, the Company notified the Agent (which notice was transmitted by the Agent to each of the Banks on October 22,
1997) of its intention to increase the Commitment of one of more
Banks by up to the amount specified in such notice;
WHEREAS, each of the Banks waived the requirement under Section 2.16 of the Credit Agreement that the Borrower give
45 days' prior notice of such increase in the amount of the Commitments to the Agent;
WHEREAS, as a condition to the increase of any Bank's
Commitment under the Credit Agreement, the signature pages of the Credit Agreement are required to be amended to reflect the increased Commitment of such Bank;

NOW, THEREFORE,
1. Increasing Banks. By executing and delivering to the Borrower and the Agent this Counterpart, each Increasing Bank's Commitment is increased to the amount set forth opposite such Increasing Bank's signature set forth on the signature pages hereto, effective as of November 25, 1997 (the "Effective Date").
2. Amendment. Upon the execution by each Increasing Bank of this Counterpart, the signature pages to the Credit Agreement shall automatically be amended, effective as of the Effective Date, to amend such Increasing Bank's Commitment as set forth on the signature pages hereto.
3. Counterparts. This Counterpart may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
4.      GOVERNING LAW.  THIS COUNTERPART SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Counterpart to be duly executed by their respective authorized officers as of the day and year first above written.
Increasing Banks                Commitments

BANK OF TOKYO-MITSUBISHI                $77,500,000
TRUST COMPANY


By:   /s/ Catherine Moeser
       Title:  Vice President

THE NORINCHUKIN BANK                    $62,500,000


By:   /s/ Takeshi Akimoto
       Title:  General Manager

COMERICA BANK           $50,000,000


By:   /s/ Tamara J. Gurne
       Title:  Account Officer

PNC BANK, NATIONAL              $50,000,000
ASSOCIATION


By:   /s/ Thomas A. Majeski
       Title:  Vice President

BANCA MONTE DEI PASCHI DI               $40,000,000
SIENA, S.p.A.


By:   /s/ G. Natalicchi
       Title:  Senior Vice President &
    General Manager

By:   /s/ Brian R. Landy
       Title:  Vice President

NORDDEUTSCHE LANDESBANK         $37,500,000
GIROZENTRALE New York Branch
and/or Cayman Island Branch


By:   /s/ Stephanie Finnen
       Title:  Vice President


By:   /s/ Stephen K. Hunter
       Title:  Senior Vice President

CREDIT AGRICOLE INDOSUEZ                $30,000,000


By:   /s/ Jean-Francois Grandchant des Raux
       Title:  First Vice President


By:   /s/ Cheryl A. Solometo
       Title:  Vice President

BANCO DI NAPOLI, S.p.A          $25,000,000


By:   /s/ Vito Spada
       Title:  Executive Vice President


By:   /s/ Claude P. Mapes
       Title:  First Vice President

BANK AUSTRIA AG         $25,000,000


By:   /s/ J. Anthony Seay
       Title:  Vice President


By:   /s/ W. Scott Harwood
       Title: Assistant Vice President

Acknowledged and Agreed:

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION



By:   /s/ Steven L. Lilly
       Title:  Senior Vice President &
     Chief Financial Officer

	COUNTERPART AND AMENDMENT

COUNTERPART AND AMENDMENT dated as of December 5, 1997
(this "Counterpart") to the Credit Agreement referred to below is made by Banca Cassa di Risparmio di Torino S.p.A. (the "New Bank"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.
	W I T N E S S E T H :
WHEREAS, NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION (the "Borrower"), the several banks from time to time party thereto as Banks (the "Banks"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Syndication Agents, and Morgan Guaranty Trust
Company of New York, as Administrative Agent, have entered into a 364-Day
Credit Agreement dated as of February 28, 1995, as amended and restated as of November 26, 1996 and as further amended and restated as of November 25, 1997 (as in effect on the date hereof, the "Credit Agreement"); and WHEREAS, pursuant to Section 2.16(y) of the Credit Agreement, the Company has the right, upon at least 45 days' prior notice to the Agent and subject to the terms and conditions set forth therein, to increase the aggregate amount of the Commitments by the creation of a new Commitment of an institution not a Bank under the Credit Agreement;
WHEREAS, the Company notified the Agent (which notice was transmitted by the Agent to each of the Banks on October 22, 1997) of its intention to increase the aggregate amount of the Commitments under the Credit Agreement by up to the amount specified in such notice; and WHEREAS, each of the Banks waived the requirement under Section 2.16 of the Credit Agreement that the Borrower give 45 days' prior notice of such increase in the amount of the Commitments to the Agent;
WHEREAS, the New Bank wishes to assume a Commitment in connection with such increase;
WHEREAS, as a condition to the creation of its Commitment under the Credit Agreement, the New Bank is required to become a party to the Credit Agreement as a Bank by execution and delivery to the Borrower and the Agent of counterparts of the Credit Agreement, and the signature pages and Schedule I of the Credit Agreement are required to be amended to reflect the Commitment of the New Bank;

NOW, THEREFORE,
1. New Bank. By executing and delivering to the Borrower and the Agent this Counterpart, the New Bank hereby becomes a party to the Credit Agreement as a "Bank" thereunder with a Commitment in the amount set forth opposite such New Bank's signature set forth on the signature page hereto, effective as of December 5, 1997 (the "Effective Date"). Upon the Effective Date the signature page hereto shall be automatically deemed to be a counterpart to the Credit Agreement.
2. Amendment. Upon the execution by the New Bank of this Counterpart, the signature pages and Schedule I to the Credit Agreement shall automatically be amended, effective as of the Effective Date, to add such New Bank and its Commitment as set forth on the signature page hereto.
3. Counterparts. This Counterpart may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
4.      GOVERNING LAW.  THIS COUNTERPART SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Bank has caused this Counterpart to be duly executed by its authorized officer as of the day and year first above written.
New Bank                Commitment

BANCA CASSA DI RISPARMIO                $20,000,000
DI TORINO S.p.A.


By:/s/ Robert P. DeSantes
 Title: First Vice President
		 Head of Corporate Banking


By: /s/ Giorgio Cuccolo
Title: Manager & EVP


Acknowledged and Agreed:

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE
CORPORATION


By: /s/ Steven L. Lilly
       Title: Sr. Vice President &
		 Chief Financial Officer